SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                          FORM 8-K
                      CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2008


             SCIENTIFIC INDUSTRIES, INC.
______________________________________________________
(Exact name of registrant as specified in its charter)

Delaware		000-6658          04-2217279
______________    ____________      __________________
(State or other   (Commission       (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                     70 Orville Drive
                  Bohemia, New York 11716
______________________________________________________
   (Address of principal executive offices)


                       (631) 567-4700
______________________________________________________
Registrant's telephone number, including area code


                       Not Applicable
______________________________________________________
(Former name or former address,
if changed since last report)

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

A. On October 30, 2008, Capital One, N.A. (the "Bank"), the successor to North Fork Bank, agreed to extend to the Registrant a $500,000 line of credit expiring November 1, 2009. The revolving loan to be extended thereunder will bear interest at the Bank's prime rate which as of October 30, 2008 was 4%. Each of Registrant's subsidiaries,
Altamira Instruments, Inc and Scientific Packaging Industries, Inc., (the "Guarantors") have guaranteed Registrant's obligations thereunder. Registrant and the Guarantors have granted the Bank security interests in all of their assets. The line of credit replaces a $200,000 line of credit previously extended by North Fork Bank.

In the event of a default the Bank may declare the entire unpaid balance of the loan due and payable. Interest during the default period will increase to 5% above prime. Registrant has agreed that it will not incur or create any additional debt during the loan period of any nature without first having received the prior written consent of the Bank, which consent may not be unreasonably withheld.

A default is defined to include in addition to standard types such as payment default, a breach of a representation, warranty, covenant or condition and a bankruptcy event, the failure to to have sufficient funds in its account for a loan payment, the happening of any event which in the judgment of the Bank affects Registrant's or a Guarantor's ability to repay or the value of any collateral and failure to provide any financial information requested or to permit an examination of its books or records.

B. On October 30, 2008, Registrant's subsidiary, Altamira Instruments, Inc.("Altamira") entered into an Amended Employment Agreement with Mr. Brookman March. The agreement supercedes his prior employment agreement dated November 30, 2006. The new agreement provides for his employment as President and Director of Sales and Marketing of Altamira for the period ended November 30, 2010 which may be extended by mutual consent for an additional year but not beyond November 30, 2012. It provides for a salary of $115,000 during the 12 months ended November 20, 2009 and $121,900 during the next 12 months, with the Company having the right to pay the $6,900 increase in salary in cash or options to purchase shares of Common Stock of Registrant. The Board of Directors of Altamira will also have the sole and absolute discretion to pay him a bonus each year in recognition of his services and the results of operations of Altamira.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) not applicable

(c) Exhibits


Exhibit No.		Exhibit
___________		_______
10A-1	(a)   The Promissory Note of Registrant to Capital One, N.A.
	(b)	The Security Agreement of Registrant
	(c)	The Guaranty of Altamira Instruments, Inc.
	(d)	The Security Agreement of Altamira Instruments, Inc.
      (e)   The Guaranty of Scientific Packaging Industries, Inc.
	(f)	The Security Agreement of Scientific Packaging Industries, Inc.

10A-2		The Amended Employment Agreement between Altamira Instruments,
            Inc. and Brookman March


                       SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCIENTIFIC INDUSTRIES, INC.
                                        (Registrant)


Date:	October 30, 2008

                                        By: /s/ Helena R. Santos
                                        ________________________
                                        Helena R. Santos,
                                        President and Chief Executive
 						    Officer